Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Robinson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of US Global Nanospace, Inc. on Form 10-KSB for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of US Global Nanospace, Inc.


By: /s/ John Robinson
    John Robinson
    Chief Executive Officer

I, Julie Seaman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of US Global Nanospace, Inc. on Form 10-KSB for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of US Global Nanospace, Inc.


By: /s/ Julie Seaman
    Julie Seaman
    Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to US Global Nanospace, Inc. and will be retained by US Global Nanospace, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.